Exhibit 10.5

Joinder Agreement

This Joinder Agreement is executed by the undersigned pursuant to the Convertible Preferred Unit Purchase Agreement, dated as of March 13, 2019 (the “Agreement”), by and among EQM Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and the purchasers party thereto, which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

By the execution of this Joinder Agreement, the undersigned agrees as follows:

1.              On March 13, 2019, the undersigned agreed to purchase 1,435,309 Series A Preferred Units (the “Initial Units”), subject to the terms and conditions of the Agreement (including the Schedules and Exhibits thereto).

2.              The undersigned hereby agrees to acquire an additional 100,028 Series A Preferred Units at the Closing (the “Incremental Units”), on the same terms and conditions as the Initial Units; provided, however, that the undersigned will not be entitled to receive the Structuring Fee with respect to the incremental Funding Obligation attributable to the Incremental Units (but, for the avoidance of doubt, will be entitled to receive the Transaction Fee with respect to such incremental Funding Obligation).

3.              The Partnership hereby acknowledges and agrees that the undersigned shall be deemed a Lead Purchaser under the Agreement with respect to the Incremental Units.

EXECUTED AND DATED as of this 18th day of March, 2019.

EQM MIDSTREAM PARTNERS, LP

By: EQGP Services, LLC, its general partner

By:	/s/ Kirk R. Oliver
Name:	Kirk R. Oliver
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Joinder Agreement to Convertible Preferred Unit Purchase Agreement

MTP ENERGY MASTER FUND LLC

By:	MTP Energy Management LLC,
its managing member

By:	Magnetar Financial LLC,
its sole member

By:	/s/ Karl Wachter
Name: Karl Wachter
Title: General Counsel

Notice Address:
c/o Magnetar Financial LLC
1603 Orrington Ave., 13th Floor
Evanston, IL 60201

Signature Page to Joinder Agreement to Convertible Preferred Unit Purchase Agreement